EXHIBIT 32.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with the Quarterly Report of AMASS Brands Inc (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Mark T. Lynn, Chief Executive Officer of the Company, and Zachary Ament, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	August 14, 2026	By:	/s/ Mark T. Lynn
Mark T. Lynn
Chief Executive Officer
(Principal executive officer)

		By:	/s/ Zachary Ament
Zachary Ament
Chief Financial Officer
(Principal Financial and Accounting Officer)